THIS SUBSCRIPTION IS EXECUTED IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION 4(2) AND REGULATION D, RULE 506 FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS OFFERING IS BEING MADE ONLY TO ACCREDITED INVESTORS.

SUBSCRIPTION

THIS SUBSCRIPTION (this “Subscription”) has been executed by the undersigned in connection with the private placement by China Agri-Business, Inc., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the “Company”), of up to a maximum of $1,500,000 of Units (the “Units”), at a purchase price of $25,000 per Unit (the “Per Unit Purchase Price”).

Each Unit consists of one nonregistered $25,000 principal amount 3% convertible promissory note due two years from the date of issuance (each a “Note” and collectively the “Notes”) and nonregistered series C warrants to purchase 25,000 shares of the Company’s Securities (the “Series C Warrants”, and collectively with the Notes, the “Securities”). The Notes are convertible, in part or in full, at a conversion price of $0.50 per share into shares of common stock of the Company (the “Conversion Shares”).The Series C Warrants are exercisable, in part or in full, at an exercise price of $1.50 per share into shares of common stock of the Company (the “Series C Warrant Shares”).

This Subscription has been entered into pursuant to the terms of a Private Placement Memorandum of the Company, dated September 8, 2008 (the “PPM”), and shall be governed by the terms of such PPM. Unless otherwise separately defined herein, all capitalized terms used in this Subscription shall have the same meaning as is set forth in the PPM.

The undersigned Purchaser:

NAME:

ADDRESS:

if applicable, a [Corporate][Partnership][Trust] organized under the laws of ________________, (hereinafter referred to as the “Purchaser”) hereby represents and warrants to, and agrees with the Company as follows:

ARTICLE 1
SUBSCRIPTION

Subscription

1.1 The undersigned Purchaser, as principal, hereby subscribes to purchase________________Unit(s), at an aggregate purchase price of $     (the “Subscription Funds”).

Method of Subscription

1.2 The Purchaser shall pay the Subscription Funds by delivering good funds in United States Dollars by way of wire transfer of funds or check payable to Signature Bank as escrow agent (the “Escrow Agent”). The wire transfer instructions and mailing address are attached as Exhibit A hereto.

The Company may terminate the Offering, for any reason or no reason, at any time before or after the sale of all or any portion of the Securities. The Units are offered subject to the right of the Company to reject any Subscription for any reason or for no reason.

Subscriptions may also be revoked prior to the Closing Date. In the event of any such revocation, or in the event that the Offering is terminated for any reason without a closing, subscription proceeds will be promptly refunded without interest thereon.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Representations and Warranties

2.1 The Purchaser represents and warrants in all material respects to the Company, with the intent that the Company will rely thereon in accepting this Subscription, that:

(a)	Accredited Investor. The Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act by virtue of being (initial all applicable responses)

A small business investment company licensed by the U.S. Small Business Administration under the Small Business Investment Company Act of 1958,

A business development company as defined in the Investment Company Act of 1940,

A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity,

An insurance company as defined in Section 2(13) of the Securities Act,

An investment company registered under the Investment Company Act of 1940,

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000,

A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940,

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000,

A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose net worth, or joint net worth together with his/her spouse, exceeds $1,000,000,

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D,

A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose individual income was in excess of $200,000 in each of the two most recent years (or whose joint income with such person's spouse was at least $300,000 during such years) and who reasonably expects an income in excess of such amount in the current year, or

A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above;

(b)
Experience. The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Securities;

(c)
Own Account. The Purchaser is purchasing the Securities as principal for its own account. The Purchaser is purchasing the Securities for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other purchaser;

(d)
Exemption. The Purchaser understands that the offer and sale of the Securities is not being registered under the Securities Act based on the exemption from registration provided by Rule 506 promulgated under Section 4(2) of the Securities Act and that the Company is relying on such exemption.

(e)
Importance of Representations. The Purchaser understands that the Securities are being offered and sold in reliance on an exemption from the registration requirements of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such safe harbor and the suitability of the Purchaser to acquire the Securities;

(f)	No Registration.

The Conversion Shares and Warrant Shares may not be transferred, sold,  assigned, hypothecated or otherwise disposed of unless such transaction is the  subject of a registration statement filed with and declared effective by the Securities and Exchange Commission (the “Commission”) or unless an  exemption from the registration requirements under the Securities Act, such as  Rule 144, is available. The Purchaser represents and warrants and hereby agrees that all offers and sales of the Securities shall be made only pursuant to such  registration or to such exemption from registration;

(g)
Risk. The Purchaser acknowledges that the purchase of the Securities involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Securities, including the total loss of its investment;

(h)	Current Information. The Purchaser has been furnished with or has acquired copies of all requested information concerning the Company;

(i)
Independent Investigation. The Purchaser, in making the decision to purchase the Securities subscribed for, has relied upon independent investigations made by it and its purchaser representatives, if any, and the Purchaser and such representatives, if any, have prior to any sale to it, been given access and the opportunity to examine all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this offering. The Purchaser and its advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Securities which have been requested. The Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries;

(j)	No Recommendation or Endorsement. The Purchaser understands that no federal, state or other governmental or regulatory agency has passed on or made any recommendation or endorsement of the Securities;

(k)	The Purchaser. If the Purchaser is a partnership, corporation or trust, the person executing this Subscription on its behalf represents and warrants that

(i)	he or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Subscription, and

(ii)	he or she is duly authorized (and if the undersigned is a trust, by the trust agreement) to make this investment and to enter into and execute this Subscription on behalf of such entity;

(l)	Non-Affiliate Status. The Purchaser is not an affiliate of the Company nor is any affiliate of the Purchaser an affiliate of the Company; and

(m)
No Advertisement or General Solicitation. The sale of the Securities has not been advertised through any article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

Non-Merger and Survival

2.2 The representations and warranties of the Purchaser contained herein will be true at the date of execution of this Subscription by the Purchaser and as of the Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Closing Date and the delivery of the Securities.

Indemnity

2.3 The Purchaser agrees to indemnify and hold harmless the Company from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses resulting from the breach of any representation or warranty of such Purchaser under this Subscription.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1 The Company, upon taking up and accepting this Subscription, represents and warrants in all material respects to the Purchaser, with the intent that the Purchaser will rely thereon in making this Subscription, that:

(a)
Legality. The Company has the requisite corporate power and authority to accept this Subscription and to issue, sell and deliver the Securities; this Subscription and the issuance, sale and delivery of the Securities hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company; this Subscription and the Securities have been duly and validly executed and delivered by and on behalf of the Company, and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors’ rights generally;

(b)
Proper Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business;

(c)
No Legal Proceedings. There is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties or assets, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs of business prospects of the Company, or which might materially and adversely affect the properties or assets thereof;

(d)
Non-Default. The Company is not in material default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound;

(e)	No Misleading Statements. The information provided by the Company to the Purchaser does not contain any untrue statement of a material fact or omit to state any material fact;

(f)
Absence of Non-Disclosed Facts. There is no fact known to the Company (other than general economic conditions) that has not been disclosed in writing to the Purchaser that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) of the Company; or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Subscription;

(g)
Non-Contravention. The acceptance of this Subscription and the issuance of the Securities and the transactions contemplated by this Subscription do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of the Certificate of Incorporation or By-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound.

(h)
Sales Commission. The Company may pay a sales commission of up to 8% of the gross proceeds of the sale of the Securities to registered broker-dealers or others to whom such commissions may legally be paid.

Survival

3.2 The representations and warranties of the Company shall survive the Closing Date and the delivery of the Securities.

Indemnity

3.3 The Company agrees to indemnify and hold harmless the Purchaser from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses resulting from the breach of any representation, warranty or covenant of the Company under this Subscription.

ARTICLE 4
COVENANTS OF THE COMPANY

Covenants of the Company

4.1 The Company covenants and agrees with the Purchaser that:

(a)	Filings. The Company shall make all necessary filings in connection with the sale of the Securities as required by the laws and regulations of all appropriate jurisdictions and securities exchanges;

(b)
Opinion. The Company will, upon written request by the Purchaser, take such steps as are necessary to cause its counsel to issue an opinion to the Company’s transfer agent allowing the Purchaser to offer and sell the Common Shares in reliance on the provisions of Rule 144 provided that the holding period and other requirements of such Rule 144 are met. The costs of obtaining such an opinion shall be borne by the Company;

Survival

4.2 The covenants set forth in this Article shall survive the Closing Date for the benefit of the Purchaser.

ARTICLE 5
ISSUANCE OF SECURITIES

On or prior to the Closing Date, the Company will prepare and issue the Notes and Warrants registered in such name or names as specified by the Purchaser. Such Notes and Warrants, as well as the Conversion Shares and Warrant Shares, shall bear a legend in substantially the following form:

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO THE SECTION 4(2) EXEMPTION TO THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES CANNOT BE TRANSFERRED, OFFERED, OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

ARTICLE 6
REGISTRATION RIGHTS

The Company has agreed to prepare and file with the Commission a registration statement under the Securities Act covering the Conversion Shares and Warrant Shares, in accordance with the terms and conditions of the Registration Rights Agreement of even date herewith.

ARTICLE 7
CLOSING

Closing shall be effected through the delivery of the Subscription Funds to the Company in accordance with Article 2 herein, together with a copy of this Subscription, duly executed by the Purchaser, and the delivery of a Note and Warrant evidencing the Securities to the Purchaser (or the Purchaser’s Representative) by the Company, together with a copy of this Subscription, duly executed.

ARTICLE 8
GENERAL PROVISIONS

Governing Law

8.1 This Subscription shall be governed by and construed under the law of the State of New York without regard to its choice of law provision. Any disputes arising out of, in connection with, or with respect to this Subscription, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby shall be adjudicated in a court of competent civil jurisdiction sitting in New York, New York and nowhere else.

Successors and Assigns

8.2 This Subscription shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

Execution by Counterparts and Facsimile

8.3 This Subscription may be executed in counterparts and by facsimile, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Subscription.

Independent Legal Advice

8.4 The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Subscription and the transactions contemplated herein or have knowingly and willingly elected not to do so.

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SIGNATURE PAGE FOR INDIVIDUAL PURCHASER

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and that he, she or they have executed this Subscription on this  day of  , 2008.

Printed Name	Signature

Printed Name	Signature

Agreed to this  day of  ,2008:

CHINA AGRI-BUSINESS, INC.

By:

Title:

SIGNATURE PAGE FOR ENTITIES

IN WITNESS WHEROF, the undersigned represents that the foregoing statements are true and that it caused this Subscription to be duly executed on its behalf on this         day of  , 2008.

Printed Name of Purchaser

By:
(Signature of Authorized Person)

(Printed Name and Title)

Agreed to this  day of  , 2008.

CHINA AGRI-BUSINESS, INC.

By:

Title:

Full Name and Address of Purchaser for Registration Purposes:

NAME:

ADDRESS:

TEL.NO.:

FAX NO.:

CONTACT NAME:

Delivery Instructions (if different from Registration Name):

NAME:

ADDRESS:

TEL.NO.:

FAX NO.:

CONTACT NAME:

SPECIAL INSTRUCTIONS: